                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                           Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 28, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:     Becker Drapkin Management, L.P.
                                       Its:    General Partner

                                       By:     BC Advisors, LLC
                                       Its:    General Partner

                                       By:     /s/ Ashley Sekimoto
                                               --------------------------------
                                       Name:   Ashley Sekimoto
                                       Title:  Attorney-in-Fact
                                       Date:   August 30, 2013

2.      BECKER DRAPKIN PARTNERS, L.P.

                Item                           Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 28, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:     Becker Drapkin Management, L.P.
                                       Its:    General Partner

                                       By:     BC Advisors, LLC
                                       Its:    General Partner

                                       By:     /s/ Ashley Sekimoto
                                               --------------------------------
                                       Name:   Ashley Sekimoto
                                       Title:  Attorney-in-Fact
                                       Date:   August 30, 2013

3.      BC ADVISORS, LLC

                Item                           Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 28, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:     /s/ Ashley Sekimoto
                                               --------------------------------
                                       Name:   Ashley Sekimoto
                                       Title:  Attorney-in-Fact
                                       Date:   August 30, 2013

4.      STEVEN R. BECKER

                Item                           Information

Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 28, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting              Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:     /s/ Ashley Sekimoto
                                               --------------------------------
                                       Name:   Ashley Sekimoto
                                       Title:  Attorney-in-Fact
                                       Date:   August 30, 2013

5.      MATTHEW A. DRAPKIN

                Item                           Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      August 28, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDIX]
Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:     /s/ Ashley Sekimoto
                                               --------------------------------
                                       Name:   Ashley Sekimoto
                                       Title:  Attorney-in-Fact
                                       Date:   August 30, 2013